UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

UPEXI, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

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Upexi, Inc.

3030 N. Rocky Point Drive, Suite 420, Tampa, FL 33607

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Our Shareholders:

We are pleased to announce that the Special Meeting of shareholders (the “Special Meeting”) of Upexi, Inc. (“we,” “our,” “us,” “Company,” or “Upexi”) will be held at 10:00 a.m. EDT on Monday, March 3, 2025. You are invited to participate in the Special Meeting.

The purpose of the meeting is to consider and vote on the following matters:

1.

Authorized Shares Amendment Proposal: To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock, $.001 par value per share, from 5,000,000 to 100,000,000 and increase the number of authorized shares of our preferred stock, $.001 par value per share, from 500,000 to 10,000,000; and

2.	Any other business that may properly be brought before the meeting or any adjournment of the meeting.

The record date for the determination of shareholders entitled to vote at the Special Meeting is January 10, 2025 (the “Record Date”). You are entitled to participate in the Special Meeting if you were a holder of record of our Common Stock or Preferred Stock as of the close of business on the Record Date. Please note, if you plan to attend the Special Meeting in person, you will need to register in advance and receive an admission card to be admitted. Please follow the instructions on page 5 of the Proxy Statement. Please refer to the Q&A section below if you are a street name holder and would like to attend the Special Meeting. Record holders of shares may cast one vote for each share of our Common Stock and ten votes for each share of our Preferred Stock.

Your vote is important. Whether or not you plan to attend the meeting, we ask that you appoint the Proxies named in the enclosed proxy card to vote your shares for you by signing, dating and returning the enclosed proxy card, or following the instructions in the proxy statement and on your proxy card to appoint the Proxies by telephone or Internet. This will help us ensure that your shares are represented and that a quorum is present at the meeting. If you sign a proxy card or appoint the Proxies by telephone or Internet, you may later revoke your appointment or change your vote by following the instructions in the accompanying proxy statement or attend the Special Meeting and vote the shares you hold of record at the meeting. Attending the Special Meeting alone will not revoke a proxy card. If your shares are held in “street name” by a broker or other nominee, the record holder of your shares must vote them for you, so you should follow your broker’s or nominee’s directions and give it instructions as to how you want it to vote your shares. We would appreciate receiving your proxy by Sunday, March 2, 2025.

BY ORDER OF THE BOARD,

/s/ Allan Marshall

Allan Marshall

CEO and Chairman of the Board

January 21, 2025

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Important Notice Regarding the Availability of Proxy Materials for the Special

Meeting of Shareholders to be held on March 3, 2025:

We are pleased to take advantage of the rules of the U.S. Securities and Exchange Commission that allow companies to furnish their proxy materials over the Internet. As a result, on or about January 21, 2025, we mailed a Notice Regarding Availability of Proxy Materials to our stockholders rather than a full paper set of the proxy materials. The Notice Regarding Availability of Proxy Materials contains instructions on how to access our proxy materials over the Internet, as well as instructions on how stockholders may obtain a paper copy of our proxy materials. To make it easier for you to vote, both Internet and telephone voting are available. The instructions on the Notice Regarding Availability of Proxy Materials or, if you received a paper copy of the proxy materials, the proxy card, each describe how to use these convenient services. This Proxy Statement is available at www.ProxyVote.com.

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UPEXI, INC.

3030 N. Rocky Point Drive, Suite 420, Tampa, FL 33607

PROXY STATEMENT

This proxy statement is dated January 21, 2025 and is being furnished to our shareholders as of the close of business on January 10, 2025 (the “Record Date”), by our Board of Directors in connection with our solicitation of proxy appointments in the form of the enclosed proxy card for use at the Special Meeting of our shareholders and at any adjournments of the meeting.

The Special Meeting will take place on March 3, 2025, at 10 a.m., Eastern Daylight Time (EDT), at 3030 N. Rocky Point Drive, Suite 420, Tampa, FL 33607.

This Proxy Statement has been prepared by the management of the Company.

We use the “Notice and Access” method of providing proxy materials to you via the internet instead of mailing printed copies. We believe that this process provides you with a convenient and quick way to access the proxy materials, including our proxy statement and to authorize a proxy to vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials.

Most shareholders will not receive paper copies of the proxy materials unless they request them. Instead, the Important Notice Regarding Availability of Proxy Materials, which we refer to as the Notice and Access card, that was mailed to our shareholders on or about January 21, 2025, provides instructions regarding how you may access and review all of the proxy materials on the internet. The Notice and Access card also includes instructions on how to submit your proxy via the internet or telephone. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials printed on the Notice and Access card. You may also request paper copies of the proxy materials and provide voting instructions by completing and returning the enclosed voting instruction form in the addressed, postage paid envelope provided.

If your shares are held by a brokerage house or other custodian, nominee or fiduciary in “street name,” as the record holder of your shares, it is required to vote your shares according to your instructions. Your broker, bank, trust or other nominee is required to send you directions on how to vote those shares. If your shares are held in “street name” and you would like to vote your shares in person while attending the Special Meeting, you must contact your broker, custodian, nominee or fiduciary to obtain a legal proxy form from the record holder of your shares and present it to the inspector of election with your ballot.

QUESTIONS AND ANSWERS ABOUT OUR SPECIAL MEETING

What is the purpose of the Special Meeting?

Our Special Meeting will be held for the following purposes:

1.

To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock, $.001 par value per share, from 5,000,000 to 100,000,000 and increase the number of authorized shares of our preferred stock, $.001 par value per share, from 500,000 to 10,000,000 (“Authorized Shares Amendment Proposal”);

2.	To consider such other business as may properly come before the Special Meeting or any adjournment or postponement of the Special Meeting.

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Who can vote at the Special Meeting?

You can vote at the Special Meeting if, as of the close of business on January 10, 2025, the record date, you were a holder of record of the Company’s Common Stock or Preferred Stock. As of the record date, there were issued and outstanding 1,040,924 shares of Common Stock, each of which is entitled to one vote on each matter to come before the Special Meeting, and 25,000 shares of Preferred Stock, each of which is entitled to ten votes on each matter to come before the Special Meeting.

How many shares must be present to conduct business at the Special Meeting?

A quorum is necessary to hold a valid meeting of shareholders. For the proposal to be presented at the Special Meeting, the holders of shares of a majority of the voting power of the issued and outstanding shares entitled to vote at such meeting must be present. As such, holders of our outstanding Common Stock and Preferred Stock as of January 10, 2025, the record date, representing 645,463 votes must be present at the Shareholder Meeting, in person or by proxy. If you vote, including by Internet, or mailing the proxy card, your shares voted will be counted towards the quorum for the Special Meeting. Abstentions and broker non-votes are counted as present for the purpose of determining a quorum.

How do I vote?

Registered Shareholders. If you are a registered shareholder (i.e., you hold your shares in your own name through our transfer agent, VStock Transfer, LLC, referred to herein as “VStock”), you may vote by proxy via the Internet, or by mail by following the instructions provided on the proxy card. Shareholders of record who attend the Special Meeting may vote in person by obtaining a ballot from the inspector of elections.

Beneficial Owners. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee), you may vote by proxy by following the instructions provided in the voting instruction form or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the Special Meeting, you must obtain a legal proxy from the brokerage firm, bank or other nominee that holds your shares.

Will my shares be voted if I do not provide voting instructions?

If you are a shareholder of record and you properly sign, date and return a proxy card, but do not indicate how you wish to vote with respect to a particular nominee or proposal, then your shares will be voted FOR the approval of an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock, $.001 par value per share, from 5,000,000 to 100,000,000 and increase the number of authorized shares of our preferred stock, $.001 par value per share, from 500,000 to 10,000,000 “Proposal 1,”.

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If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank, or other agent how to vote your shares, your broker, bank, or other agent may still be able to vote your shares at its discretion. In this regard, under the rules of the New York Stock Exchange, or NYSE, brokers, banks, and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. We believe that Proposal 1 is a “routine” matter under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 1.

Can I change my vote after I have voted?

Yes, you may revoke your proxy and change your vote at any time before the final vote at the Shareholder Meeting. You may change your vote by voting again on a later date on the Internet (only your latest Internet proxy submitted prior to the Shareholder Meeting will be counted), signing and returning a new proxy card with a later date, or attending and voting at the Shareholder Meeting. However, your attendance at the Shareholder Meeting will not automatically revoke any prior proxy unless you vote again at the Shareholder Meeting or specifically request in writing that your prior proxy be revoked.

What is the deadline to vote?

If you hold shares as the shareholder of record, your vote by proxy must be received before 11:59 p.m. ET on March 2, 2025. If you are the beneficial owner of shares, please follow the voting instructions provided by your broker, trustee or other nominee.

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How does the Board recommend that I vote?

Our Board recommends that you vote your shares ”FOR” the Authorized Shares Amendment Proposal.

How will the persons named as proxies vote?

If you complete and submit a proxy, the persons named as proxies will follow your instructions. If you submit a proxy but do not provide instructions, or if your instructions are unclear, the persons named as proxies will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

Where can I find the results of the voting?

We intend to announce preliminary voting results at the Special Meeting and will publish final results through a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Special Meeting. The Current Report on Form 8-K will be available on the SEC website, www.sec.gov.

Do I need a ticket to attend the Special Meeting?

Yes, you will need an admission card to enter the Special Meeting. You may request tickets by providing the name under which you hold shares of record or, if your shares are held in the name of a bank, broker or other holder of record, the evidence of your beneficial ownership of the shares, the number of tickets you are requesting and your contact information. You can submit your request in the following ways:

•	by sending an e-mail to andrew@upexi.com; or

•	by calling us at (702) 332-5591.

Shareholders also must present a form of personal photo identification in order to be admitted to the Special Meeting.

Who will pay for the cost of soliciting proxies?

We will pay for the cost of soliciting proxies. Our directors, officers and other employees, without additional compensation, may solicit proxies personally, in writing, by telephone, by email or otherwise. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of Common Stock and Preferred Stock held of record by them.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

PROPOSAL 1: AUTHORIZED SHARES AMENDMENT PROPOSAL

At the Special Meeting, you are being asked to consider and vote upon the following proposals:

Proposal 1: To approve an amendment to our Certificate of Incorporation, as amended, to increase the number of authorized shares of our common stock, $.001 par value per share, from 5,000,000 to 100,000,000 and increase the number of authorized shares of our preferred stock, $.001 par value per share, from 500,000 to 10,000,000 (“Authorized Shares Amendment Proposal”);

The Board has unanimously determined that the Authorized Shares Amendment Proposal is advisable and in the best interests of the Company and our stockholders, and recommends that our stockholders approve the Authorized Shares Amendment. In accordance with the General Corporation Law of the State of Nevada, we are hereby seeking approval of the Authorized Shares Amendment by our stockholders.

No other changes to our Charter are being proposed. The Authorized Shares Amendment Proposal is not intended to modify the rights of existing stockholders in any material respect. The additional shares of common stock and preferred stock to be authorized pursuant to the proposed Authorized Shares Amendment Proposal will be identical to the shares of common stock and preferred stock, respectively, currently authorized and outstanding under our Charter, none of which have preemptive or similar rights to acquire the newly authorized shares.

Required Vote

The affirmative vote of shares of our Common Stock and Preferred Stock, voting as a single class, representing a majority of the votes cast is required to approve the Authorized Shares Amendment Proposal.

Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the Authorized Shares Amendment Proposal.  Properly authorized proxies solicited by Board of Directors will be voted “FOR” the Authorized Shares Amendment Proposal unless instructions to withhold or to the contrary are given.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the ownership, as of December 16, of our Common Stock by each of our directors, by all of our executive officers and directors as a group and by each person known to us who is the beneficial owner of more than 5% of any class of our securities. As of January 10, there were 1,040,924 shares of our Common Stock issued and outstanding. All persons named have sole or shared voting and investment control with respect to the shares, except as otherwise noted. The number of shares described below includes shares which the beneficial owner described has the right to acquire within 60 days of the date of the prospectus. Unless otherwise indicated, the address for each beneficial owner is c/o Upexi, Inc., 3030 North Rocky Point Drive Suite 420, Tampa, Florida 33607.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Class(1)
Allan Marshall	288,229	(2)	22.57%
Gene Salkind	130,287	(3)	12.51%
Andrew Norstrud	53,057	(4)	5.04%
Lawrence Dugan	7,778	(5)	0.74%*
Thomas Williams	6,389	(6)	0.61%*
Directors and Executive Officers as a Group	291,988		40.26%
__________

*	Represents less than 1% of the number of shares of our Common Stock outstanding
(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding on November 8, 2024. As of November 8, 2024, there were 1,045,429 shares of our company’s Common Stock issued and outstanding.

(2)

Represents (i) 151,423 shares of Common Stock, (ii) 104,167 shares issuable upon the exercise of stock options that are exercisable within 60 days, (iii) 13,889 shares issuable upon the conversion of preferred stock and (iv) 18,750 shares issuable upon the exercise of warrant.

(3)	Represents (i) 123,898 shares of Common Stock and (ii) 6,389 shares issuable upon the exercise of stock option that are exercisable within 60 days.
(4)	Represents (i) 15,278 shares of Common Stock and (ii) 37,779 shares issuable upon the exercise of stock options that are exercisable within 60 days.
(5)	Represents (i) 1,389 shares of Common Stock and (ii) 6,389 shares issuable upon the exercise of stock option that are exercisable within 60 days.
(6)	Represents 6,389 shares issuable upon the exercise of stock option that are exercisable within 60 days.

More than 5% Beneficial Holders:

None

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership (typically, Forms 3, 4 and/or 5) of such equity securities with the SEC. Such entities are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports.

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company and written representations that no Form 5 or amendments thereto were required, the Company believes that during the fiscal year ended June 30, 2023, its directors and officers, and greater than 10% beneficial owners, have made their Section 16(a) filings timely.

Change in Control Agreements

We are unaware of any contract or other arrangement or provisions of our Articles or Bylaws, the operation of which may at a subsequent date result in a change of control of our Company. There are not any provisions in our Articles or Bylaws, the operation of which would delay, defer, or prevent a change in control of our Company.

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GENERAL

Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

We will bear the cost of preparing, printing, assembling and mailing the Proxy Card, Proxy Statement and other material which may be sent to shareholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by mail, officers and employees of the Company may solicit proxies without additional compensation, by telephone or other electronic means.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, Proxy Statements and other documents with the SEC under the Exchange Act. The Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov.

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SCAN TO

VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V49766-P12654

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UPEXI, INC.

The Board of Directors recommends you vote FOR the following proposal:

Note: The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN   Date   Signature (Joint Owners)   Date

V49767-P12654

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder(s) of UPEXI, INC. hereby appoint(s) Andrew Norstrud, as proxy (with full power of substitution) to vote all shares which the undersigned would be entitled to vote at the Shareholder Meeting of Shareholders to be held on March 3, 2025, and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.

(Continued, and to be marked, dated and signed, on the other side)